U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   INFORMATION REQUIRED IN THE PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement      [_]      Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12

                            EUROWEB INTERNATIONAL CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
        ______________________________________________________________________
(2)
        Aggregate number of securities to which transaction applies:
        _______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________________

(4)     Proposed maximum aggregate value of transaction:
        _______________________________________________________________________

(5)     Total fee paid:
         _______________________________________________________________________

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:
         _______________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:
         _______________________________________________________________________
(3)      Filing Party:
         _______________________________________________________________________
(4)      Date Filed:
         _______________________________________________________________________

EUROWEB INTERNATIONAL CORP.
                                              EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York NY  10022                       Bocskai ut. 134-146
Tel: (212) 758-9870; Fax: (212) 758-9896            H-1113 Budapest o Hungary
                                                         Tel: (+36 1) 382 3711
                                                         Fax: (+36 1) 382 3636
==============================================================================


May 13, 2002

     Dear Stockholder of Euroweb International Corp.:


     In connection with our solicitation of proxies for our Annual Meeting of stockholders on May 28, 2002 you received an incorrect proxy card. The proxy card you received contained the names of Marten Pieters and Robert Volkman as nominees for election to the Board of Directors of the company at the Annual Meeting, rather than the names of Roelant Lyppens and Stewart Reich. As explained in our proxy statement, Messrs. Lyppens and Reich are the nominated candidates for election, rather than Messrs. Pieters and Volkman. The proxy card also omitted instructions for voting by Internet and telephone.

     Enclosed please find a new proxy card that corrects these errors and omissions. If you wish to vote, please use this new proxy card (or the Internet or telephonic voting instructions on the new card), rather than the old card. If you have previously voted using the old proxy card, please recast your vote using the new card (or the Internet or telephonic voting instructions on the new card). Any votes cast on the old card will be disregarded for all purposes.

     We apologize for any inconvenience that this error may have caused.


                                EUROWEB INTERNATIONAL CORP.

                                /s/Frank R. Cohen
                                -------------------------
                                Frank R. Cohen
                                Chairman of the Board


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

                                      PROXY
                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  MAY 28, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints ROBERT GENOVA and FRANK R. COHEN, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 28, 2002, at 11:00 A.M., local time, at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017, or at any adjournments or postponements thereof.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

                            PROXY VOTING INSTRUCTIONS

        Co. # ______________            Acct. # ____________________

TO VOTE BY MAIL

     Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

     Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

     Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

     Your control number is [ ___________________ ]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1)The election as directors of all nominees listed below to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

         Nominees:
         01) FRANK R. COHEN   02) ROBERT GENOVA           03) CSABA TORO
         04) ROELANT LYPPENS  05) ROB VAN VLIET           06) GERALD YELLIN
         07) STEWART REICH

         FOR ALL (Except as marked to the contrary below)|_|  WITHHOLD ALL |_|

     To withhold authority to vote, mark "For All" and write the nominee's number on the line below.

         --------------

Proposal (2)Ratification of the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2002.

         FOR|_|                AGAINST|_|                ABSTAIN|_|

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


     The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposal (2). The Proxy holders will vote to abstain on the KPN Proposals described in the accompanying proxy statement. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2001.

Signature [ _______ ]  Signature (Joint owners)[_______]  DATED:______, 2002

     NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER NAMED SHOULD SIGN.

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